SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS ESG Global Bond Fund
The following changes are effective on or about October 1, 2019:
The following disclosure replaces existing similar disclosure contained under the “Derivatives” sub-heading of the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section and the “Fund Details” section of the fund's prospectus.
Derivatives. Portfolio management generally may use futures contracts and interest rate swap contracts, which are types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) to gain exposure to different parts of the yield curve while managing overall duration. Portfolio management generally may also use credit default swaps (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. Portfolio management generally may also use options, to seek to enhance potential gains by increasing or decreasing the fund’s exposure to a particular sector or market or as a substitute for direct investment. In addition, portfolio management may generally use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains. While portfolio management may periodically hedge exposure to changes in foreign currency exchange rates depending on its current market views, it does not intend to hedge all non-US currency exposure back to the US dollar.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the summary section of the fund’s prospectus.
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/18/2001	-7.63	0.01	1.43
After tax on distributions		-8.49	-1.41	-0.03
After tax on distributions and sale of fund shares		-6.36	-0.93	0.24
Class T before tax	2/1/2017	-5.70	0.40	1.64
Class C before tax	6/18/2001	-4.00	0.18	1.14
Class S before tax	3/1/1991	-3.04	1.16	2.15
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-1.20	1.08	2.49
Bloomberg Barclays Global Aggregate Bond Currency Hedged Index (reflects no deduction for fees, expenses or taxes)		1.76	3.44	3.78
Bloomberg Barclays Global Aggregate Bond Index replaced the Bloomberg Barclays Global Aggregate Bond Currency Hedged Index as the fund’s principal benchmark index because the Advisor believes the Bloomberg Barclays Global Aggregate Bond Index more closely reflects the fund’s investment strategies.

September 20, 2019
PROSTKR-95

The following disclosure is added under the “ADDITIONAL INDEX INFORMATION” heading in “APPENDIX A” of the fund’s prospectus.
Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
Please Retain This Supplement for Future Reference
September 20, 2019
PROSTKR-95
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